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                                                                   EXHIBIT 10.18

                               AMENDMENT NO. 3 TO
            AMENDED AND RESTATED LINE OF CREDIT AGREEMENT AND WAIVER

          This Amendment No. 3 and Waiver (the "Amendment and Waiver") dated as of January 9, 1998, is among Bank of America National Trust and Savings Association (the "Bank"), The Gymboree Corporation ("TGC"), Gymboree Manufacturing, Inc. ("GMI"), Gymboree, Inc. ("GI"), Gymboree Industries Limited ("GIL"), Gymboree U.K., Ltd. ("GUKL"), and Gymboree U.K. Leasing Limited ("GUKLL"). (TGC, GMI, GI, GIL, GUKL, and GUKLL are hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower").

                                    RECITALS

          A. The Bank, TGC, and GMI entered into a certain Amended and Restated Line of Credit Agreement dated as of October 27, 1995, as previously amended (the "Agreement"). GI and GIL were added as Borrowers pursuant to Amendment No. 1 to Amended and Restated Line of Credit Agreement dated as of July 17, 1997. Pursuant to Amendment No. 2 to Amended and Restated Line of Credit Agreement dated as of August 11, 1997 ("Amendment No. 2"), GUKL was added as a Borrower for the limited purpose of making available to GUKL the new foreign exchange facility added to the Agreement by Amendment No. 2.

          B. In addition to GUKL, TGC has another wholly-owned English Subsidiary GUKLL.

          C. TGC, GMI, GI, GIL, and GUKL have requested the Bank (a) to add GUKLL as a Borrower under the Agreement for the limited purpose of making standby letters of credit available to GUKLL and (b) to begin making standby letters available to GUKL. The Bank is willing to grant these requests subject to certain of the additional terms and conditions set forth in this Amendment and Waiver.

          D. The Bank and the Borrowers desire to amend the Agreement in order to memorialize the terms and conditions under which GUKLL is added as a Borrower under the Agreement.

          E. The Bank and the Borrowers also desire to amend the Agreement in order to adjust certain within-line limitations applicable to standby letters of credit issued under the Agreement in conjunction with making standby letters of credit available to both GUKL and GUKLL and in order to add certain terms and conditions to the Agreement.

          F. Finally, certain events of default have occurred under the Agreement, and, in addition, the Bank has waived on a one-time basis a restriction applicable to commercial letters of credit in order to issue certain letters of credit for the account of GMI. The Borrowers have requested the Bank to waive those events of default and to confirm its one-time waiver. The



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Bank is willing to comply with that request, and in conjunction therewith, the
Bank and the Borrowers have agreed to further amend the Agreement, subject to the terms and conditions of this Amendment and Waiver.

                                   AGREEMENT

          1. Definitions. Capitalized terms used but not defined in this Amendment and Waiver shall have the meaning given to them in the Agreement.

          2.   Amendments.  The Agreement is hereby amended as follows:

               2.1 The proviso at the end of Paragraph 1.1(c) is amended to read in its entirety as follows:

               It is provided, however, that:

                    (i) the outstanding amounts of any commercial letters of credit issued for the account of GI, including amounts drawn on such letters of credit and not yet reimbursed, may not exceed Ten Million Dollars ($10,000,000) (the "GI L/C Limit");

                    (ii) the outstanding amount of any commercial letters of credit issued for the account of GIL, including amounts drawn on such letters of credit and not yet reimbursed, may not exceed Ten Million Dollars ($10,000,000) (the "GIL Commercial L/C Limit");

                    (iii) the outstanding amount of any standby letters of
               credit, including amounts drawn on such letters of credit and not yet reimbursed, may not exceed Eleven Million Dollars ($11,000,000); provided further that the outstanding amount of any such letters of credit, including amounts drawn on such letters of credit and not yet reimbursed, issued (A) for the accounts of TGC or GIL, respectively, may not exceed Five
               Hundred Thousand Dollars ($500,000) for either TGC or GIL (with respect to GIL, the "GIL Standby L/C Limit") and (B) for the accounts of GUKL or GUKLL, respectively, may not in the aggregate exceed Ten Million Dollars ($10,000,000) (the "GUKL/GUKLL L/C Limit").

                    (iv) the outstanding amounts of any letters of credit issued for the accounts of TGC or GMI, including amounts drawn on such letters of credit and not yet reimbursed, may not at any time exceed the Commitment minus the sum of the GI L/C Limit plus the GIL Commercial L/C Limit plus the



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               GIL Standby L/C Limit plus the GUKL/GUKLL L/C
               Limit.

               (In calculating the amounts described above, the Bank will use Equivalent Amounts for letters of credit denominated in Canadian Dollars, Irish Punts, or English Pounds Sterling. "Equivalent Amount" means the equivalent in U.S. Dollars of another currency calculated at the spot rate for the purchase of such other currency with U.S. Dollars quoted by the Bank's Foreign Exchange Trading Center in San Francisco, California, at approximately 8:00 a.m. San Francisco time two (2) banking days (as determined by Bank with respect to such currency) prior to the relevant date.)

               2.2 The first seven sentences of Paragraph 1.3 are amended to read in their entirety as follows:

                    1.3 Letters of Credit. This line of credit may be used for financing:

                    (i) commercial letters of credit with a maximum maturity of 180 days but not to extend more than 180 days beyond the Expiration Date. Each commercial letter of credit will require drafts payable at sight or up to the earlier of 180 days after sight or 180 days after the Expiration Date.

                    (ii) standby letters of credit with a maximum maturity not to extend more than 5 years beyond the Expiration Date in the case of letters of credit issued for the account of either GUKL or GUKLL and not to extend beyond the Expiration Date in all other cases.

         Each commercial letter of credit issued for the account of GI may be denominated in U.S. Dollars or Canadian Dollars. Each commercial letter of credit issued for the account of GIL may be denominated in U.S. Dollars or Irish Punts. Each standby letter of credit issued for the account of either GUKL or GUKLL may be denominated in U.S.
         Dollars or English Pounds Sterling. All other letters of credit issued pursuant to this Agreement will be denominated in U.S. Dollars.

               2.3 A new Paragraph 1.5 is added to the Agreement, and it reads in its entirety as follows:

                    1.5 Termination of Line Credit. if this line of credit terminates as a result of the Borrowers' request to cancel it, the Bank's decision to cancel it because on or more Borrowers are in



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          GIL Standby L/C Limit plus the GUKL/GUKLL L/C Limit.

          (In calculating the amounts described above, the Bank will use Equivalent Amounts for letters of credit denominated in Canadian Dollars, Irish Punts, or English Pounds Sterling. "Equivalent Amount" means the equivalent in U.S. Dollars of another currency calculated at the spot rate for the purchase of such other currency with U.S. Dollars quoted by the Bank's Foreign Exchange Trading Center in San Francisco, California, at approximately 8:00 a.m. San Francisco time two (2) banking days (as determined by Bank with respect to such currency) prior to the relevant date.)

          2.2 The first seven sentences of Paragraph 1.3 are amended to read in their entirety as follows:

               1.3 Letters of Credit. This line of credit may be used for financing;

               (i) commercial letters of credit with a maximum maturity of 180 days but not to extend more than 180 days beyond the Expiration Date. Each commercial letter of credit will require drafts payable at sight or up to the earlier of 180 days after sight or 180 days after the Expiration Date.

               (ii) standby letters of credit with a maximum maturity not to extend more than 5 years beyond the Expiration Date in the case of letters of credit issued for the account of either GUKL or GUKLL and not to extend beyond the Expiration Date in all other cases.

     Each commercial letter of credit issued for the account of GI may be denominated in U.S. Dollars or Canadian Dollars. Each commercial letter of credit issued for the account of GIL may be denominated in U.S. Dollars or Irish Punts. Each standby letter of credit issued for the account of either GUKL or GUKLL may be denominated in U.S. Dollars or English Pounds Sterling. All other letters of credit issued pursuant to this Agreement will be denominated in U.S. Dollars.

          2.3 A new Paragraph 1.5 is added to the Agreement, and it reads in its entirety as follows:

               1.5 Termination of Line of Credit. If this line of credit terminates as a result of the Borrowers' request to cancel it, the Bank's decision to cancel it because one or more Borrowers are in



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          default, the Bank's decision not to renew it, or the Borrowers'
          decision not to accept the Bank's offer to renew it upon such terms and conditions as the Bank may offer, or for any other reason, the Borrowers must by no later than 15 days before the effective date of such termination:

                    (a) deposit with the Bank, as cash security for the Borrowers' reimbursement obligations with respect to all outstanding letters of credit issued pursuant to this Agreement, an amount equal to the total outstanding amount of all such letters of credit, including amounts drawn on any such letters of credit and not yet reimbursed, and sign such documents as the Bank requires to obtain and perfect its security interest in such cash security; and

                    (b) with respect to each letter of credit, if any, for which the Borrowers have not provided cash security in accordance with subparagraph (a) above, obtain a standby letter of credit issued in favor of the Bank, as beneficiary, by an issuer acceptable to the Bank and in form, amount, and substance acceptable to the Bank for the purpose of supporting the Borrowers' reimbursement obligations with respect to the corresponding letter of credit outstanding under this Agreement.

          If any letters of credit are requested by an Borrower and issued by the Bank during the 15 days before the effective date of such termination, the Borrowers must, with respect to any such letter of credit issued during such period, take the actions described in either subparagraph (a) or subparagraph (b) above prior to the issuance of such letter of credit.

               2.4 The final sentence of the definition of "Subsidiary" in Paragraph 5.1 is amended to read in its entirety as follows:

               The term "Subsidiary" shall include GMI, GI, GIL, GUKL, or GUKLL in the event that GMI, GI, GIL, GUKL, or GUKLL is no longer a "Borrower" under this Agreement.

               2.5 A new Paragraph 5.15 is added to the Agreement, and it reads in its entirety as follows:

                    5.15 Year 2000 Compliance. Each Borrower and each Subsidiary has conducted a review and assessment of its computer applications and made inquiry of its key suppliers, vendors, and customers with respect to the "year 2000 problem" (that is, the



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          risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and, based on that review and inquiry, no Borrower and no Subsidiary believes the year 2000 problem will result in a material adverse change in its business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit.

                    2.6 Paragraph 6.1 is amended to read in its entirety as follows:

                         6.1 Use of Line of Credit. To request commercial or standby letters of credit only for the use in the usual course of business and to request standby letters of credit only for the accounts of TGC, GIL, GUKL, or GUKLL.

                    2.7 In the lead-in of Paragraph 6.2, the second parenthetical phrase is amended to read in its entirety as follows:

          (other than guarantees by TGC of the obligations of GUKL under store or distributor center leases, guarantees by TGC of the obligations of any one or more of the other Subsidiaries under store or distributor center leases, and the guaranty of Gymboree Industries Holdings Limited required under this Agreement)

                    2.8 Paragraph 6.5 is deleted.

                    2.9 Paragraph 9.2 is amended to read in its entirety as follows:

                        9.2 Governing Law, Jurisdiction, and Service of Process.

                         (a) This Agreement is governed by and construed according to the laws of the State of California, United States of America.

                          (b) Any legal action or proceeding with respect to
                    this Agreement may be brought in the state or federal courts located in the State of California, and by execution and delivery of this Agreement, the Borrowers consent, for themselves and in respect of their property, to the jurisdiction of those courts. The Borrowers irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related

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          hereto. The Borrowers waive personal service of any summons, complaint, or other process, which may be made by any other means permitted by California law.

                    (c) Final judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Borrowers in any action or proceeding with respect to this Agreement) shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. Nothing herein shall affect the rights of the Bank to commence any action or proceeding in the courts of Canada (or any province thereof), Great Britain, Ireland or the courts of any other state or country where the Borrowers or any of their property may be found.

                    (d) The Borrowers acknowledge and agree that the locals for any arbitration pursuant to Paragraph 9.4 of this Agreement shall be within the State of California.

                    (e) GI, GIL, GUKL, and GUKLL irrevocably appoint TGC and GMI as their process agents to receive, for them and on their behalf, service of process in any legal action or proceeding with respect to this Agreement. If TGC's or GMI's chief executive office is no longer located in the State of California, GI, GIL, GUKL, and GUKLL also appoint the Secretary of State of the State of California as their process agent to receive, for them and on their behalf, service of process in any legal action or proceeding with respect to this Agreement. If for any reason GI's, GIL's, GUKL's, and GUKLL's process agents are unable to act as such, GI, GIL, GUKL, and GUKLL shall promptly notify the Bank and within thirty (30) days appoint a substitute process agent or agents acceptable to the Bank. Nothing in this Agreement will affect the right of the Bank to serve process in any manner permitted by law.

     3.   Defaults and Waiver.

          3.1 For purposes of this Amendment and Waiver, the "Existing Defaults" shall mean:

               (a) the default existing under Paragraph 1.4(1) of the Agreement from September 24, 1997, until December 1, 1997, as a result of the Borrowers' failure to enter into the FEMA until December 1, 1997, instead of by September 23, 1997, as required by Paragraph 1.4(1); and



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                    (b)  the default existing under Paragraph 6.5 of the
          Agreement as of November 21, 1997, and thereafter as a result of the Borrowers' and the Subsidiaries' expenditures for the repurchase of shares exceeding, without the Bank's prior consent, the maximum aggregate amount permitted by Paragraph 6.5

          3.2 Subject to and upon the terms and conditions hereof, the Bank hereby waives the Existing Defaults.

          3.3 Subject to the terms and conditions hereof, the Bank confirms that on December 1, 1997, it waived Paragraph 1.3(i) of the Agreement for the sole and express purpose of complying with the Borrowers' request to issue 3 commercial letters of credit for the account of GMI, each such letter of credit with a maximum maturity of 209 days instead of the maximum maturity of 180 days required by Paragraph 1.3(i).

          3.4 Nothing contained herein shall be deemed a waiver of (or otherwise affect the Bank's ability to enforce) any other event of default or any other term, condition, or covenant of the Agreement, including without limitation (i) any event of default as may now or hereafter exist and arise from or otherwise be related to the Existing Defaults (including without limitation any cross-default arising under the Agreement by virtue of any matters resulting from the Existing Defaults) or to the requirements set forth in Paragraph 1.3(i) of the Agreement, and (ii) any event of default arising at any time after the date of this Amendment and Waiver and which is the same as any of the Existing Defaults or is a breach of any of the requirements set forth in Paragraph 1.3(i) of the Agreement.

          4. GUKLL's Acknowledgement. GUKLL hereby acknowledges that by executing this Amendment and Waiver and thereby becoming a Borrower under the Agreement for the limited purpose of the obtaining standby letters of credit issued for its account by the Bank, GUKLL promises and agrees to perform or to be subject to, as applicable, each and every covenant, agreement, term, and obligation of the Agreement including, without limitation, those which pertain to the joint and several liability of each Borrower to the Bank for the payment of all obligations under the Agreement and under any instrument or agreement required under the Agreement.

          5. Representations and Warranties. When the Borrowers sign this Amendment and Waiver, the Borrowers represent and warrant to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the



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Agreement are true as of the date of this Agreement and Waiver as if made on the date of this Amendment and Waiver, (c) this Amendment and Waiver is within each Borrower's powers, has been duly authorized, and does not conflict with any Borrower's organizational papers, (d) this Amendment and Waiver does not conflict with any law, agreement, or obligation by which any Borrower is bound, and (e) the Borrower are entering into this Amendment and Waiver on the basis of their own investigation and for their own reasons, without reliance upon the Bank or any other entity or individual.

          6. Conditions Precedent. This Amendment and Waiver will be effective when the Bank receives, in form and content acceptable to the Bank, evidence that the execution, delivery, and performance by GUKL and GUKLL of this Amendment and Waiver and any instrument or agreement required under the Agreement, as amended by this Amendment and Waiver, have been duly authorized.

          7. Conditions Subsequent. This Amendment and Waiver will remain effective only if the Bank receives, in form and content acceptable to the Bank, by no later than February 28, 1998:

          (a)  Guaranty signed by Gymboree Industries Holdings Limited ("GIHL")

          (b) Evidence that the execution, delivery and performance by GIHL of the above-required Guaranty have been duly authorized, together with a written opinion from GIHL's legal counsel covering such matters as the Bank may require. The legal counsel and the forms of the opinion must be acceptable to the Bank.

           8. Reservation of Rights. The Borrowers acknowledge and agree that neither the Bank's forbearance in exercising its rights and remedies in connection with the Existing Defaults, nor the execution and delivery by the Bank of this Amendment and Waiver, shall be deemed (a) to create a course of dealing or otherwise obligate the Bank to forbear or execute similar waivers under the same or similar circumstances in the future, or (b) to waive, relinquish or impair any right of the Bank to receive any indemnity or similar payment from any person or entity as a result of any matter arising from or relating to the Existing Defaults.

           9. Effect of Amendment and Waiver. Except as provided in this Amendment and Waiver, all of the terms and conditions of the Agreement shall remain in full force and effect. Further, nothing in this Amendment and Waiver shall release TGC, GMI, GI, GIL, or GUKL from any of its obligations under the Agreement.


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     This Amendment and Waiver is executed as of the date stated at the beginning of this Amendment.

                                        Bank of America National Trust
                                        and Savings Association


                                        By
                                          ---------------------------------
                                        Title
                                             ------------------------------

                                        By
                                          ---------------------------------
                                        Title
                                             ------------------------------

                                        The Gymboree Corporation


                                        By  /s/ GARY WHITE
                                          ---------------------------------

                                        Title   President and CEO
                                             ------------------------------

                                        By  /s/ JOSEPH T. PRUSKO
                                          ---------------------------------
                                                Joseph T. Prusko

                                        Title   Vice President, Treasurer
                                             ------------------------------

                                        Gymboree Manufacturing, Inc.


                                        By  /s/ GARY WHITE
                                          ---------------------------------

                                        Title   President and CEO
                                             ------------------------------

                                        By  /s/ JOSEPH T. PRUSKO
                                          ---------------------------------
                                                Joseph T. Prusko

                                        Title   Vice President, Treasurer
                                             ------------------------------

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                                        Gymboree, Inc.


                                        By  /s/ GARY WHITE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------

                                        By  /s/ JOSEPH T. PRUSKO
                                          ---------------------------------
                                        Title   Vice President, Treasurer
                                             ------------------------------

                                        Gymboree Industries Limited


                                        By  /s/ GARY WHITE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------

                                        By  /s/ JOSEPH T. PRUSKO
                                          ---------------------------------
                                        Title   Vice President, Treasurer
                                             ------------------------------

                                        Gymboree U.K., Ltd.


                                        By  /s/ GARY WHITE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------

                                        By  /s/ JOSEPH T. PRUSKO
                                          ---------------------------------
                                        Title   Vice President, Treasurer
                                             ------------------------------

                                        Gymboree U.K. Leasing Limited


                                        By  /s/ GARY WHITE
                                          ---------------------------------
                                        Title   President and CEO
                                             ------------------------------

                                        By  /s/ JOSEPH T. PRUSKO
                                          ---------------------------------
                                        Title   Vice President, Treasurer
                                             ------------------------------

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